EXHIBIT 99.3

Computer Associates International, Inc.

                       Securities Analyst Conference Call

                                October 25, 2000

                           Supplemental Financial Data




                E-TRUST                                 ARCserve2000
                (PICTURE)                               (PICTURE)



                UNICERTERED                             CA
                (PICTURE)                               LISTED
                                                        NYSE
                                                        (PICTURE)


CA's Home Page:                         http://www.ca.com/

For CA Financial Reports:               http://www.cai.com/invest/reports.htm

For lastest news releases:              http://www.cai.com/press/releases/

IR Contacts:
        Lisa Savino              (631) 342-2788          lisa.savino@ca.com
        Yvette Gutierrez         (631) 342-4078          yvette.gutierrez@ca.com
        CA IR Fax Number:        (631) 342-4854

          Computer Associates International, Inc.
          2nd Qtr - FY 2001
          Platform Breakout ($ in Millions)
Q2                   FY 01     % of Total       FY 00     % of Total     % Chg
-----------         -------    ----------      ------     ----------     -----
OS/390                 590         35%            638         39%          -8%
Distrib.               926         55%            816         51%          13%
Prof Srvcs             154          9%            140          9%          10%
Other                   11          1%             11          1%           0%
Total                1,681        100%          1,605        100%           5%

YTD                  FY 01     % of Total       FY 00     % of Total     % Chg
-----------         -------    ----------      ------     ----------     -----
OS/390               1,032         35%          1,136         40%          -9%
Distrib.             1,610         54%          1,412         50%          14%
Prof Srvcs             295         10%            259          9%          14%
Other                   22          1%             20          1%          10%
Total                2,959        100%          2,827        100%           5%

                (PIE CHART)                     (PIE CHART)
                2Q01                            2Q00
                SRVC 9%                         SRVC 9%
                0S/390 35%                      OS/390 39%
                DISTR 55%                       DISTR 51%


                (BAR CHART - LAST 12 MONTHS)
                THROUGH 9/99    THROUGH 9/00
                SRVC  429       SRVC  536
                OS/390 2,506    OS/390 2,736
                DISTR 2,835     DISTR 3,583

          Computer Associates International, Inc.
          2nd Qtr - FY 2001
          Geographic Breakout ($ in millions)

Q2                                 FY 01             FY 00          % Change
-------------                      -----             -----          --------
North America                      1,201             1,101                9%
International                        480               504               -5%
                                   -----             -----               ---
Total                              1,681             1,605                5%

YTD

North America                      2,117             1,950                9%
International                        842               877               -4%
                                   -----             -----               ---
Total                              2,959             2,827                5%

                (BAR CHART - TITLED: NORTH AMERICA/INTERNATIONAL)

                   2Q98            2Q99            2Q00            2Q01
NORTH AMERICA       373             443             504             480

INTERNATIONAL       749             773           1,101           1,201


                (BAR CHART - TITLED: LAST 12 MONTHS INT'L ADJ FOR F/X)

                  ADJ. INT'L            N.A.
NORTH AMERICA       1,996              2,164

INTERNATIONAL       3,870              4,860

Int'l F/X impact approximately $37 million for 2Q01; $57 million YTD Europe YOY down 7% including F/X impact

          Computer Associates International, Inc.
          2nd Qtr - FY 2001
          Product Detail  ($ in Millions)

2Q01                                           Total
------------                                   -----
Storage                                          252
Security                                         177
Network                                          228
Other EM/IM                                      791
Applications                                      68
Services                                         154
Other                                             11
Total                                          1,681

2Q01                              OS/390      Distrib.         Total
---------                         ------      --------         -----
Storage                              120         132           252
Security                              48         129           177
Network                               48         180           228

(Based on CA approximations, allocations and estimates where not readily measurable)

                     Computer Associates International, Inc.
                  YTD FY2001 (Six Months Ending Sept. 30, 2000)
        Income Statement Detail ($ in Millions Except Per Share Amounts)

Pro-Forma:                                  FY 01                 FY 00                % Chg
---------------------------               -------               -------              -------
License                                    1,808                 1,916                  (6%)
Maintenance                                  532                   411                  29%
Professional Services                        295                   259                  14%
Financing Fees                               324                   241                  34%
Total Contract Value                       2,959                 2,827                   5%

Expanded Contract Costs                     (277)                 (305)                 (9%)
Net Revenue                                2,682                 2,522                   6%

SG&A                                       1,571                 1,131                  39%
Expanded Contract Costs                     (277)                 (305)                 (9%)
R&D                                          349                   262                  33%
Comm/Royalties                               150                   139                   8%
Total                                      1,793                 1,227                  46%

EBITDA                                       889                 1,295                 (31%)

Depreciation                                  64                    47                  36%
Interest Expense, net                        177                   147                  20%
Special Items*                              (153)                  646                  NM
Other Costs                                   88                   840                  NM


Profit Before Tax                            801                   455                  NM
Taxes                                        300                   413                  NM
Net Income  (ex amort.)                      501                    42                  NM
Dilulted Earnings Per Share                 $.84                  $.08                  NM
# of Shares                              599.387               553.717                  8%

Before Charges:                             FY 01                 FY 00                % Chg
-------------------------                 -------               -------                -----

Profit Before Tax                            648                 1,101                 (41%)
    Pre-tax Margin                                22%                   39%
    Operating Margin                              28%                   44%
Taxes                                        243                   413                 (41%)
Net Income (ex amort.)                       405                   688                 (41%)
Dilulted Earnings Per Share                 $.68                 $1.24
# of Shares                              599.387               553.717                  8%

As Reported:                                FY 01                 FY 00                % Chg
-------------------------                 -------               -------                -----

Profit  Before Tax and Amort.                801                   455                  NM
Acquis. Amortization                         488                   223                  NM
Adj. Pre Tax Profit                          313                   232                  NM
Taxes                                        152                   329                  NM
Net Income (Loss)                            161                   (97)                 NM
Dilulted Earnings Per Share                 $.27                 $(.18)                 NM
# of Shares                              599.387               537.324                  NM
Average Headcount                         20,500                16,800                  22%

*FY01 Special items consist of approx. $184 million credit related to Stock Plan litigation and an approx. $31 million charge related to the Inacom bankruptcy. FY00 Special charge of $646 million relates to in-process R&D from the Platinum acquisition.

                     Computer Associates International, Inc.
                    2Q FY2001 (Quarter Ending Sept. 30, 2000)
        Income Statement Detail ($ in Millions Except Per Share Amounts)

Pro-Forma:                    FY 01                FY 00                % Chg
-------------------          -------             --------               ------
License                          1,095              1,127                (3%)
Maintenance                        274                215                 27%
Professional Services              154                140                 10%
Financing Fees                     158                123                 28%
Total Contract Value             1,681              1,605                  5%

Expanded Contract Costs           (136)              (140)                (3%)
Net Revenue                      1,545              1,465                  5%

SG&A                               781                597                 31%
Expanded Contract Costs           (136)              (140)                (3%)
R&D                                179                141                 27%
Comm/Royalties                      85                 79                  8%
Total                              909                677                 34%

EBITDA                             636                788                (19%)

Depreciation                        33                 25                 32%
Interest Expense, net               89                 97                 (8%)
Other Costs                        122                122                  0%

      Pretax Margin                 31%               41%
      Operating Margin              36%               48%

Profit  Before Tax                  514               666                (23%)
Taxes                               193               250                (23%)
Net Income (ex amort.)              321               416                (23%)
Dilulted Earnings Per Share        $.54              $.75                (28%)
# of Shares                     592.420           555.487                  7%

As Reported:                      FY 01              FY 00              % Chg
---------------------------      -------           --------             ------
Profit Before Tax and Amort.        514               666                (23%)
Acquis. Amortization                246               131                 88%
Adj. Pre Tax Profit                 268               535                (50%)
Taxes                               130               201                (35%)
Net Income                          138               334                (59%)
Diluted Earnings Per Share        $.23              $.60                 62%
# of Shares                     592.420           555.487                  7%

Average Headcount                21,000            17,700                 19%

                     Computer Associates International, Inc.
                                2nd Qtr - FY 2001
                         Capitalized R&D ($ in millions)

                                      Q2                Q2
                                     FY01              FY00
                                    -----             -----

Total R&D Expense                    191               150
Percent of Revenue                   11%                9%

Capitalized R&D                       12                 9
Percent Capitalized                   6%                6%

Net R&D Expense                      179               141
Percent of Revenue                   11%                9%

Amortized R&D                          6                 5

                     Computer Associates International, Inc.
                                2nd Qtr - FY 2001
                          Balance Sheet ($ in Millions)

                                        9/30/00          6/30/00        % Change
                                        -------          -------        --------
Cash & Marketable Securities                454              691           (34%)
Accounts Receivable                       2,059            1,712            20%
Other Current Assets                        158              175           (10%)
                                         ------           ------          ------
Total Current Assets                      2,671            2,578             4%

Installment A/R                           3,864            3,822             1%
Property & Equipment                        822              832            (1%)
Purchased Software                        2,519            2,584            (3%)
Goodwill                                  5,881            6,022            (2%)
Other Assets                                222              226            (2%)
                                         ------           ------          ------
Total Assets                             15,979           16,064            (1%)

Loans Payable & Current
     Portion of LT Debt                   1,319            1,218             8%
Other Current Liabilities                 1,518            1,467             3%
Long Term Debt                            3,676            3,781            (3%)
Deferred Income Taxes                     2,266            2,242             1%
Deferred Maintenance                        500              504            (1%)
Stockholders' Equity                      6,700            6,852            (2%)
                                         ------           ------          ------
Total Liab. & Equity                     15,979           16,064            (1%)

                     Computer Associates International, Inc.
                                2nd Qtr - FY 2001
                       Accounts Receivable ($ in Millions)

FY01                                    9/30/00           6/30/00         %Chg
--------------------------              -------           -------         -----
Trade                                     1,471             1,105          33%
Current Installment                         588               607          (3%)
                                          -----             -----         ----
Total Current                             2,059             1,712          20%

Non-Current Installment                   3,864             3,822           1%
                                          -----             -----         ----
Total AR                                  5,923             5,534           7%

Trailing 12 months
Total Contract Value                      6,898             6,822           1%

FY00                                    9/30/99           6/30/99         %Chg
--------------------------              -------           -------         -----
Trade                                     1,083               857          26%
Current Installment                         835               854          (2%)
                                          -----             -----          ----
Total Current                             1,918             1,711          12%

Non-Current Installment                   3,260             2,945          11%
                                          -----             -----         ----
Total AR                                  5,178             4,656          11%

Trailing 12 months
Total Contract Value                      5,817             5,428           7%

                     Computer Associates International, Inc.
                                2nd Qtr - FY 2001
                           Cash Usage ($ in Millions)

                                             Q2                  Q2
                                           9/30/00             9/30/99
                                           -------             -------

From Operations                               125                 345

   Dividends                                  (24)                (22)
   Stock Repurchase                          (233)                  0
   Acquisitions/Other                        (105)               (636)
Total Outlays                                (362)               (658)

Net Financing:                                  0                 250

Net Change                                   (237)                (63)


Last 12 months cash from operations:         1,166